IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Vaughan Nelson International Small Cap Fund
Investor Class (Ticker Symbol: ADVJX)
Institutional Class (Ticker Symbol: ADVLX)

A series of Investment Managers Series Trust

Supplement dated December 29, 2023, to the currently effective
Summary Prospectus.

This supplement provides important information regarding planned changes for the Vaughan Nelson International Small Cap Fund’s name, management fee, expense limitation agreement, principal investment strategy, 80% investment policy, and portfolio management team.

Changes in Fund Name

Effective March 1, 2024 (the “Effective Date”), the name of the Vaughan Nelson International Small Cap Fund (the “Fund”) will be changed as set forth below and all references to the Fund’s name in the Summary Prospectus will be updated accordingly.

Name Change:

The name of the Vaughan Nelson International Small Cap Fund will be changed to Vaughan Nelson International Fund.

Changes in Management Fee and Expense Limitation Agreement

As of the Effective Date, Vaughan Nelson Investment Management, L.P. (the “Advisor”) has agreed to lower its management fee for the Fund from 0.85% to 0.75% of the Fund’s average daily net assets. In addition, as of the Effective Date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, of the Fund from 1.24% to 1.14%, and from 0.99% to 0.89%, of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. Accordingly, as of the Effective Date, the “Fees and Expenses of the Fund” section beginning on page 1 of the Summary Prospectus will be deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Investor Class Shares	Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution (Rule 12b-1) fees	0.25%	None
Shareholder Service fees	0.07%	0.07%
Other expenses	0.60%	0.60%
Total annual fund operating expenses	1.67%	1.42%
Fees waived and/or expenses reimbursed[1,2]	(0.53)%	(0.53)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,2]	1.14%	0.89%

1      The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.14% and 0.89% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively. This agreement is in effect until February 28, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

2      Restated to reflect the current operating expense limitation agreement with the Fund’s advisor.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares	$116	$475	$859	$1,932
Institutional Class shares	$91	$397	$726	$1,656

Changes in Principal Investment Strategy and 80% Investment Policy for the Fund

As of the Effective Date, the first paragraph under the heading “Principal Investment Strategies” beginning on page 2 of the Summary Prospectus will be deleted in its entirety and replaced with the paragraph below. In connection with the Fund’s name change described above, as of the Effective Date, the Fund’s current investment policy of investing at least 80% of its net assets in equity securities of small capitalization companies and at least 75% of its net assets in securities of companies located outside of the United States will be changed to a policy to invest at least 80% of its net assets in international equity securities (as defined below).

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in international equity securities including common stocks, preferred stocks, real estate investment trusts (“REITs”) or other trusts, Exchange Traded Funds (“ETFs”) and similar securities. The Fund considers international equities to be companies that are listed, domiciled, or conduct a meaningful amount of business outside of the United States. The Fund’s advisor defines companies conducting a meaningful amount of business outside of the United States as those companies that derive at least 50% of revenues or net profits from, or have at least 50% of assets or production capacities, outside of the United States. Typically, the Fund’s portfolio will hold 25 to 60 securities. The Fund may invest in companies with any market capitalization. From time to time, the Fund may have a significant portion of its assets in one or more market sectors. The Fund’s advisor uses a bottom-up approach, employing both fundamental research and quantitative tools, that seeks to identify companies with attractive valuations. The strategy invests in stocks that it believes are undervalued, relative to their intrinsic value over time. The Fund’s investments in equity securities may include common stocks, preferred stocks, convertible securities and American, European and Global Depository Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. The Fund may also invest in exchange-traded funds (“ETFs”) that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges. The Fund invests primarily in equity securities of foreign (non-U.S.) companies located in developed countries but may also invest in emerging markets. The Fund generally will invest in securities of companies located in different countries and regions. From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

Changes in Portfolio Management Team

As of the Effective Date, Adam Rich will be added as a portfolio manager to the Fund, and the paragraph under the heading entitled “Portfolio Managers — Summary Section” on page 5 of the Summary Prospectus will be deleted in its entirety and replaced with the following:

Adam C. Rich, Kevin A. Ross and Marco Priani are the portfolio managers which have primary responsibility for the day-to-day management of the indicated Fund’s portfolio since the dates stated below.

Portfolio Managers	Portfolio Manager of the Fund Since:
Adam Rich	2024
Kevin A. Ross	2017
Marco Priani	2018*

*       Marco Priani previously served as Portfolio Manager of the Fund from inception in March 2010 through July 2017.

Please file this Supplement with your records.